UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2018

AMERCO

(Exact name of registrant as specified in its charter)

Nevada	1-11255	88-0106815
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

5555 Kietzke Lane, Ste. 100 Reno, Nevada 89511 (Address of principal executive offices including zip code)

(775) 688-6300

(Registrant’s telephone number, including area code)

Not Applicable (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01Other Events

Fixed Rate Secured Notes Series UIC-5H

On August 28, 2018, the Company and the Trustee entered the Thirty-Third Supplemental Indenture to the Base Indenture (the “Fixed Rate Secured Notes Series UIC-5H Thirty-Third Supplemental Indenture”) and a Pledge and Security Agreement (the “Fixed Rate Secured Notes Series UIC-5H Security Agreement”).  In connection with the foregoing, the Company has offered up to $4,524,800 in aggregate principal amount of UIC-5H Secured Notes (the “Series UIC-5H Notes”) in a public offering.  Investors in the Series UIC-5H Notes must first join the U-Haul Investors Club. The Company intends to use the proceeds to reimburse its subsidiaries and affiliates for the cost of acquisition and development of the collateral pledged in such offering (the “Collateral”) and for general corporate purposes.

The Series UIC-5H Notes bear interest at rates between 3.72% and 4.77% per year and mature between four and seven years from issue date and are fully amortizing over their respective terms. Principal and interest on the Notes will be credited to each holder’s U-Haul Investors Club account on a quarterly basis in arrears throughout the term. The Fixed Rate Secured Notes Series UIC-5H Thirty-Third Supplemental Indenture and the Fixed Rate Secured Notes Series UIC-5H Security Agreement contain covenants requiring the maintenance of a first-priority lien on the Collateral, and a prohibition on additional liens on the Collateral, in each case subject to certain permitted liens.  The Notes are not guaranteed by any subsidiary of the Company, and therefore are effectively subordinated to all of the existing and future claims of creditors of each of the Company’s subsidiaries.

The Series UIC-5H Notes will be offered and sold pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-215546) under the Securities Act of 1933, as amended.  The Company has filed with the Securities and Exchange Commission a prospectus supplement, dated August 28, 2018, together with the accompanying prospectus, dated January 13, 2017, relating to the offering and sale of the Series UIC-5H Notes.

For a complete description of the terms and conditions of the Fixed Rate Secured Notes Series UIC-5H Thirty-Third Supplemental Indenture and the Fixed Rate Secured Notes Series UIC-5H Security Agreement, please refer to the Fixed Rate Secured Notes Series UIC-5H Thirty-Third Supplemental Indenture and the Fixed Rate Secured Notes Series UIC-5H Security Agreement, each of which is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibit 4.1.

A copy of the opinion and consent of Jennifer M. Settles, Secretary of the Company, as to the validity of the Series UIC-5H Notes is incorporated by reference into the Registration Statement on Form S-3 (File No. 333-215546) and filed as Exhibit 5.1 hereto.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
4.1	Series UIC-5H Thirty-Third Supplemental Indenture and Pledge and Security Agreement dated August 28, 2018, by and between AMERCO and U.S. Bank National Association, as trustee.
5.1	Opinion of Jennifer M. Settles, Secretary of AMERCO.
23.1	Consent of Jennifer M. Settles, Secretary of AMERCO (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERCO

(Registrant)

/s/ Jason A. Berg

Jason A. Berg

Chief Financial Officer

Date: August 28, 2018

EXHIBIT INDEX

Exhibit No.	Description
4.1	Series UIC-5H Thirty-Third Supplemental Indenture and Pledge and Security Agreement dated August 28, 2018, by and between AMERCO and U.S. Bank National Association, as trustee.
5.1	Opinion of Jennifer M. Settles, Secretary of AMERCO.
23.1	Consent of Jennifer M. Settles, Secretary of AMERCO (included in Exhibit 5.1).